EXHIBIT 10.44
EXECUTION VERSION
WAIVER NO. 1 TO CREDIT AGREEMENT
This WAIVER NO. 1 TO CREDIT AGREEMENT, dated as of August 11, 2021 (this “Waiver”), is entered into among TAPESTRY, INC., a Maryland corporation (the “Company”), the Lenders signatory hereto, and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) under the Credit Agreement, dated as of October 24, 2019 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of May 19, 2020 and as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among the Company, the Foreign Subsidiary Borrowers party thereto, the Lenders thereto and the Administrative Agent.
WHEREAS the Company and the Lenders party hereto (which constitute the Required Lenders) desire to waive certain provisions of the Credit Agreement pursuant to Section 9.02(b).
NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto hereby agree as follows:
1.    Defined Terms. Capitalized terms which are defined in the Credit Agreement and not otherwise defined herein have the meanings given in the Credit Agreement.
2.    Waiver. In reliance upon the representations and warranties made by the Company set forth in Section 4 below and subject to the conditions precedent to effectiveness set forth in Section 3 below, the Lenders (which constitute the Required Lenders) hereby waive, on a one-time basis, the restrictions against the Company and its Subsidiaries making Restricted Payments during the Covenant Relief Period pursuant to Section 6.06(d), such that the Company will be permitted to pay a dividend to its shareholders (the “Specified Restricted Payment”); provided that prior to making such Specified Restricted Payment and after giving effect (including giving effect on a pro forma basis) thereto (i) no Default or Event of Default has occurred and is continuing or would occur and (ii) the Company is in pro forma compliance with a maximum Net Leverage Ratio of no greater than 4.00 to 1.00, recomputed as at the last day of the most recently ended fiscal quarter of the Company for which financial statements are available, as if such Specified Restricted Payment had occurred on the first day of the relevant period for testing such compliance. The limited waiver contained in this Section 2 shall be effective only in this specific instance, for the specific purpose set forth herein, and does not allow for any other or further departure from the terms and conditions of the Credit Agreement or any other Loan Document, which terms and conditions shall continue in full force and effect except as explicitly waived by this Agreement.
3.    Effectiveness. This Waiver will become effective upon the first date the following conditions precedent are satisfied (such date, the “Waiver Effective Date”):
    (a)    The Administrative Agent shall have received from the Company, the Required Lenders and the Administrative Agent an executed counterpart of this Waiver (or photocopies thereof sent by fax, pdf or other electronic means, each of which shall be enforceable with the same effect as a signed original).
    (b)    After giving effect to this Waiver, the representations and warranties made by the Company contained in Section 4 below shall be true in all respects and no Default or Event of Default shall have occurred and be continuing or shall occur after giving effect to this Waiver.

#94657969v5

4.    Representations and Warranties. The Company represents and warrants, as of the date hereof, that, after giving effect to the provisions of this Waiver, (a) each of the representations and warranties made by the Loan Parties in Article III of the Credit Agreement is true in all material respects on and as of the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties refer to an earlier date, in which case they were true in all material respects as of such earlier date; provided that if any such representation and warranty is already qualified by materiality in the Credit Agreement, Material Adverse Effect or words of similar import, such representation and warranty shall be true and correct in all respects, and (b) no Default or Event of Default has occurred and is continuing.
5.    Continuing Effect of the Credit Agreement. This Waiver is limited solely to the matters expressly set forth herein and does not constitute an amendment or waiver to any provision of the Credit Agreement other than as set forth herein. Subject to the express terms of this Waiver, the Credit Agreement remains in full force and effect, and the Company and the Required Lenders acknowledge and agree that all of their obligations hereunder and under the Credit Agreement shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Waiver except to the extent specified herein. Upon the effectiveness of this Waiver, each reference in the Credit Agreement and in any exhibits attached thereto to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement after giving effect hereto.
6.    Miscellaneous. The provisions of Sections 9.03 (Expenses; Indemnity; Damage Waiver), 9.05 (Survival), 9.06 (Counterparts; Integration; Effectiveness; Electronic Execution), 9.07 (Severability), 9.09 (Governing Law; Submission to Jurisdiction; Consent to Service of Process), 9.10 (Waiver of Jury Trial), 9.11 (Headings) and 9.12 (Confidentiality) of the Credit Agreement shall apply with like effect to this Waiver.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
2

#94657969v5

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

TAPESTRY, INC.

By: /s/ Katia DeVita Name: Katia DeVita Title: Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Kyle D. Harding Name: Kyle D. Harding Title: Vice President

[Signature Page to Waiver to Tapestry, Inc. Credit Agreement]

#94657969v5

BANK OF AMERICA, N.A., as a Lender

By: /s/ Anthony Hoye Name: Anthony Hoye Title: Director

[Signature Page to Waiver to Tapestry, Inc. Credit Agreement]

BANK OF CHINA, NEW YORK BRANCH as a Lender

By: /s/ Raymond Qiao Name: Raymond Qiao Title: Executive Vice President

[Signature Page to Waiver to Tapestry, Inc. Credit Agreement]

BNP PARIBAS as a Lender

By: /s/ Emma Petersen Name: Emma Petersen Title: Director By: /s/ Michael Pearce Name: Michael Pearce Title: Managing Director
[Signature Page to Waiver to Tapestry, Inc. Credit Agreement]

CITIBANK, N.A. as a Lender

By: /s/ Jonathan Eng Name: Jonathan Eng Title: Senior Vice President
[Signature Page to Waiver to Tapestry, Inc. Credit Agreement]

GOLDMAN SACHS BANK USA as a Lender

By: /s/ Dan Martis Name: Dan Martis Title: Authorized Signatory
[Signature Page to Waiver to Tapestry, Inc. Credit Agreement]

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By: /s/ Jack Kelly Name: Jack Kelly Title: Vice President # 23204
[Signature Page to Waiver to Tapestry, Inc. Credit Agreement]

JPMORGAN CHASE BANK, N.A. as a Lender

By: /s/ James A. Knight Name: James A. Knight Title: Executive Director
[Signature Page to Waiver to Tapestry, Inc. Credit Agreement]

MUFG BANK, LTD. as a Lender

By: /s/ Meng Zhang Name: Meng Zhang Title: Vice President
[Signature Page to Waiver to Tapestry, Inc. Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION as a Lender

By: /s/ Lauren M. Potts Name: Lauren M. Potts Title: Vice President
[Signature Page to Waiver to Tapestry, Inc. Credit Agreement]

TD BANK, N.A., as a Lender

By: /s/ Steve Levi Name: Steve Levi Title: Senior Vice President
[Signature Page to Waiver to Tapestry, Inc. Credit Agreement]

U.S. BANK NATIONAL ASSOCIATOIN as a Lender

By: /s/ Mark D. Rodgers Name: Mark D. Rodgers Title: Vice President
[Signature Page to Waiver to Tapestry, Inc. Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION as a Lender

By: /s/ Andre Hester Name: Andre Hester Title: Director

[Signature Page to Waiver to Tapestry, Inc. Credit Agreement]

#94657969v5